STEWARD FUNDS, INC.

on behalf of its series

Steward Small Cap Growth Fund

(the “Fund”)

Supplement dated June 21, 2024 to the Currently Effective Summary Prospectus dated August 28, 2023

This Supplement reports the following changes to information in the Fund’s Summary Prospectus dated August 28, 2023.

A.

Upon the recommendation of Crossmark Global Investments, Inc., the Fund’s investment adviser (the “Adviser”), the Board of Directors of Steward Funds, Inc. has authorized, on behalf of the Fund, the Fund’s liquidation and termination, which will be effective on or about August 23, 2024 (the “Liquidation Date”). Accordingly, the Fund will redeem all of its outstanding shares on the Liquidation Date. The liquidation will be effected pursuant to a Plan of Liquidation and Termination. The operational costs of the liquidation, including the mailing of notification to shareholders, will be borne by the Fund but reimbursed by the Adviser, after taking into account applicable contractual expense caps then in effect by the Adviser to waive or reimburse certain operating expenses of the Fund. As the Liquidation Date approaches, the Fund’s assets will be converted to cash or cash equivalents and the Fund will not be pursuing its investment objective.

The Fund will be closed to new investors effective at the close of business on June 28, 2024. After that date, existing shareholders may continue to invest in the Fund and retirement plans that currently offer the Fund as an investment option may continue to offer the Fund to their participants until the Liquidation Date.

Prior to the Liquidation Date, shareholders may exchange their shares for shares of the same class of another Steward Fund or redeem their shares prior to the Liquidation Date, in each case at net asset value. Shareholders whose shares are redeemed by the Fund on the Liquidation Date will receive the net asset value per share for all Fund shares they own on the Liquidation Date. The exchange or redemption of Fund shares, on or before the Liquidation Date, generally will be a taxable event for shareholders, other than shareholders that hold Fund shares in a tax-advantaged account (e.g., an individual retirement account, 403(b), 401(k) or other defined contribution or defined benefit plan), but it is important that you consult your personal tax advisor and/or plan provider if you have any questions.

Shareholders that hold Fund shares through a financial intermediary should contact their financial intermediary if they have questions.

Please retain this Supplement for future reference.